UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 11, 2012

Digerati Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3463 Magic Drive, Suite 202 San Antonio, Texas (Address of Principal Executive Offices)	78229 (Zip Code)

(210) 614-7240

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On April 19, 2012 and thereafter, Digerati Technologies, Inc., a Nevada corporation (the "Company") intends to present and/or distribute a PowerPoint slide presentation entitled "DTGI SDIC Presentation 4152012" at the San Diego Investment Conference ("SDIC"). A copy of the PowerPoint slide presentation is being furnished herewith as Exhibit 99.1.

Pursuant to General Instruction B.2, the information furnished pursuant to this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, notwithstanding any general incorporation language in those filings.

Item 8.01 Other Events.

On April 11, 2012, the Company issued a News Release announcing the Company's presentation at SDIC on April 19, 2012. A copy of the News Release is being furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) The following documents are furnished as Exhibits to this report:

Exhibit No.	Description
99.1	DTGI SDIC Presentation 4152012
99.2	News Release dated April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

Date: April 17, 2012	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.
Sr. VP of Finance &
Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	DTGI SDIC Presentation 4152012
99.2	News Release, dated April 11, 2012